Exhibit 99.1

ANNUAL MEETING OF STOCKHOLDERS OF

HOMEFED CORPORATION

August 8, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The 2018 Proxy Statement and the 2017 Annual Report are available at https://astproxyportal.com/ast/12958.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733000000000000000 2 080818

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ PATRICK D. BIENVENUE
- ○ PAUL J. BORDEN
- ○ TIMOTHY M. CONSIDINE
- ○ BRIAN P. FRIEDMAN
- ○ JIMMY HALLAC
- ○ MICHAEL A. LOBATZ
- ○ JOSEPH S. STEINBERG

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
Item 2. Approve executive compensation on an advisory basis.	☐	☐	☐
Item 3. Ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2018.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

• Annual Meeting Location: Sheraton Carlsbad Resort Cardiff Room 5480 Grand Pacific Drive Carlsbad, CA 92008 • Directions:          You may obtain directions to the Annual Meeting by visiting the Sheraton Carlsbad Resort website at www.sheratoncarlsbad.com/fs-map.aspx or by contacting the Sheraton Carlsbad Resort at 800-444-3515.                      0      PROXY HOMEFED CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  FOR ANNUAL MEETING OF STOCKHOLDERS, AUGUST 8, 2018 AT 1:00 P.M. (PDT)  The undersigned stockholder of HomeFed Corporation (the “Company”) hereby appoints Paul J. Borden, Erin N. Ruhe and Roland T. Kelly (the “Proxies”) and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at Sheraton Carlsbad Resort, Cardiff Room, 5480 Grand Pacific Drive, Carlsbad, CA 92008 on August 8, 2018 at 1:00 p.m. (PDT), and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.  Receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement furnished therewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2017 is hereby acknowledged.  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, AND FOR ITEMS 2 AND 3, AND IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY BE PRESENTED AT THE MEETING OR ANY ADJOURNMENT OF THE MEETING.   (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF

HOMEFED CORPORATION

August 8, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2018 Proxy Statement and the 2017 Annual Report are available at https://astproxyportal.com/ast/12958.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20733000000000000000 2 080818

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ PATRICK D. BIENVENUE
- ○ PAUL J. BORDEN
- ○ TIMOTHY M. CONSIDINE
- ○ BRIAN P. FRIEDMAN
- ○ JIMMY HALLAC
- ○ MICHAEL A. LOBATZ
- ○ JOSEPH S. STEINBERG

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
Item 2. Approve executive compensation on an advisory basis.	☐	☐	☐
Item 3. Ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2018.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.